                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 12, 1997, included in Greyhound Lines, Inc.'s Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this registration statement.

                                                 /s/ ARTHUR ANDERSEN LLP
                                            ------------------------------------
                                                    Arthur Andersen LLP

Dallas, Texas
June 20, 1997